        As filed with the Securities and Exchange Commission on May 12, 1999
                                                  Registration No. 333-65071


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                 ------------------


                           POST-EFFECTIVE AMENDMENT NO. 1
                                         TO
                                      FORM S-1
                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933

                                 -------------------


                            DAKOTA GROWERS PASTA COMPANY
               (Exact name of registrant as specified in its charter)


     NORTH DAKOTA                     2099                      45-0423511
(State or other jurisdiction  (Primary Standard Industrial   (I.R.S. Employer
of incorporation or           Classification Code Number)    Identification No.)
organization)

                                   One Pasta Avenue
                                     P. O. Box 21
                        Carrington, North Dakota   58421-0021
                                    (701) 652-2855
                 (Address, including zip code, and telephone number,
           including area code, of registrant's principal executive office)

                                 -------------------

                                   Timothy J. Dodd
                            President and General Manager
                            Dakota Growers Pasta Company
                                   One Pasta Avenue
                                     P. O. Box 21
                        Carrington, North Dakota   58421-0001
                                    (701) 652-2855
              (Name, address, including zip code, and telephone number,
                      including area code, of agent for service)

                                 -------------------

                                      Copies to:
                                Ronald D. McFall, Esq.
                              Christine K. Hansen, Esq.
                             Lindquist & Vennum P.L.L.P.
                                   4200 IDS Center
                                 80 South 8th Street
                             Minneapolis, Minnesota 55402
                              Telephone:  (612) 371-3211

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                                EXPLANATORY STATEMENT

     Pursuant to this Post-effective Amendment No. 1 (Amendment No. 3) to its Registration Statement (File No. 333-65071), Dakota Growers Pasta Company (the "Registrant") hereby amends this Registration Statement to deregister 498 shares of its Membership Stock and 54,218 shares of its Equity Stock, previously registered in connection with the initial registration on Form S-1 of up to 500 shares of Membership Stock and up to 3,679,000 shares of Equity Stock, to be offered to the public by the Registrant and certain selling stockholders of the Registrant. The shares being deregistered were not issued in the offering, which has terminated. An aggregated 2 shares of Membership Stock and 3,634,782 shares of Equity Stock of the Company were issued in the offering.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement (File No. 333-65071) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carrington, State of North Dakota, on this 28th day of April, 1999.

                                             DAKOTA GROWERS PASTA COMPANY


                                             By: /s/ Timothy J. Dodd
                                                 -----------------------------
                                                 Timothy J. Dodd
                                                 President and General Manager

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on the 28th day of April, 1999, by the following persons in the capacities indicated.

Signature                                    Title
---------                                    -----

     /s/Timothy J. Dodd            President and General Manager
---------------------------        (principal executive officer)
        Timothy J. Dodd

     /s/Thomas P. Friezen          Vice President - Finance
---------------------------        (principal financial and accounting officer)
        Thomas P. Friezen

                 *                 Director
---------------------------
     John S. Dalrymple III

                 *                 Director
---------------------------
     John D. Rice

                 *                 Director
---------------------------
     Allyn K. Hart

                 *                 Director
---------------------------
     James F. Link

                 *                 Director
---------------------------
     Michael E. Warner

                 *                 Director
---------------------------
     Eugene J. Nicholas

                 *                 Director
---------------------------
     Curt R. Trulson

                 *                 Director
---------------------------
     Jeffrey O. Topp

                 *                 Director
---------------------------
     Roger A. Kenner



*By: /s/Timothy J. Dodd
    -----------------------
        Timothy J. Dodd
        Attorney-In-Fact


                                         II-2